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EXHIBIT 101.175

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AMENDMENT NO. 1

TO

SECURITIES PURCHASE AGREEMENT

This shall constitute Amendment No. 1 to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of April 5, 2002, by and between USURF America, Inc., a Nevada corporation (“USURF”), and Evergreen Venture Partners, LLC (“Purchaser”).

WHEREAS, USURF and Purchaser have entered into the Purchase Agreement and have completed the Initial Closing thereunder; and

WHEREAS, since the Initial Closing under the Purchase Agreement, the market price for the common stock of USURF has fallen below the purchase price per share described therein; and

WHEREAS, the principals of USURF and Purchaser have agreed to certain changes in the terms of the purchase and sale of the units of USURF’s securities pursuant to the Purchase Agreement; and

WHEREAS, the Board of Directors of USURF has determined that the changes to the Purchase Agreement are in the best interests of USURF and its prospects;

NOW, THEREFORE, in consideration of valuable consideration, the receipt and adequacy of which is hereby acknowledged, USURF and Purchaser hereby agree as follows:

A. Section III, “Purchase and Sale”, of the Purchase Agreement is deleted in its entirety and replaced with the following:

“III. PURCHASE AND SALE

USURF hereby sells to Purchaser and Purchaser hereby buys from USURF the following securities:

 (a) 3,645,833 shares of the $.0001 par value common stock of USURF;

 (b) 3,125,000 warrants to purchase a like number of shares of common stock of USURF, at an exercise price of $.15 per share, all as more fully set forth in the form of warrant attached hereto as Exhibit ‘C’ and incorporated herein by this reference; and

 (c) 3,125,000 warrants to purchase a like number of shares of common stock of USURF, at an exercise price of $.30 per share, all as more fully set forth in the form of warrant attached hereto as Exhibit ‘D’ and incorporated herein by this reference.

The securities shall be sold to Purchaser at the price and subject to all of the terms and conditions set forth herein.

It is agreed by the parties that none of the purchase price for the securities described herein shall be allocated to the common stock purchase warrants.”

B. Section IV, “Purchase Price – Payment”, of the Purchase Agreement is deleted in its entirety and replaced with the following:

“IV. PURCHASE PRICE - PAYMENT

Purchaser shall deliver to USURF the sum of $250,000 in payment of the 3,645,833 shares of USURF common stock, the 3,125,000 $.15 common stock purchase warrants and the 3,125,000 $.30 common stock purchase warrants purchased by Purchaser hereunder, which payment shall be delivered as provided in paragraphs VI and VII hereinbelow.”

C. Section V, “Issuance of the Units”, of the Purchase Agreement is deleted in its entirety and replaced with the following:

“V. ISSUANCE OF THE SECURITIES

USURF shall cause the 3,645,833 shares of its common stock, the 3,125,000 $.15 common stock purchase warrants and the 3,125,000 $.30 common stock purchase warrants purchased and sold hereunder to be issued as provided in paragraphs VI and VII hereinbelow.”

D. Section VII, “Final Closing”, of the Purchase Agreement is deleted in its entirety and replaced with the following:

“VII. FINAL CLOSING

Subject to the conditions precedent set forth in Section X of this Agreement, and the other obligations of the parties set forth in this Agreement, the Final Closing under this Agreement shall be at the then-corporate offices of USURF America, Inc., on June 14, 2002, at the hour of 2:00 p.m., or at any other place and date as the parties fix by mutual consent.

At the Final Closing, the following items shall be delivered:

 (a) By USURF:

 (1) a certificate representing 2,083,333 shares of the $.0001 par value common stock of USURF (a per share purchase price of $.06);

 (2) a duly executed common stock purchase warrant, in the form of Exhibit ‘C’ attached hereto, representing 1,562,500 $.15 common stock purchase warrants; and

 (3) a duly executed common stock purchase warrant, in the form of Exhibit ‘D’ attached hereto, representing 1,562,500 $.30 common stock purchase warrants.

 (b) By Purchaser:

 (1) a cashier’s check in the amount of $125,000.00, payable to ‘USURF America, Inc.’”

In all other respects, the Securities Purchase Agreement is ratified and affirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Securities Purchase Agreement between USURF and Purchaser as of the 12th day of June, 2002.

USURF:

USURF AMERICA, INC.

By: /s/ DAVID M. LOFLIN

Chairman of the Board

PURCHASER:

EVERGREEN VENTURE PARTNERS, LLC

By: /s/ DOUGLAS O. MCKINNON

Manager